UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 30, 2008

AMERICAN BANCORP OF NEW JERSEY, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51500	55-0897507
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

365 Broad Street, Bloomfield, New Jersey	07003
(Address of Principal Executive Offices)	(Zip Code)

(973) 748-3600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operation and Financial Condition

On January 30, 2008, the Registrant announced its second quarter 2008 earnings. The press release is attached to this report as Exhibit 99, which is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

99            Press release dated January 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANCORP OF NEW JERSEY, INC. (Registrant)

Date: January 30, 2008	/s/ Eric B. Heyer
Eric B. Heyer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                            Description

99	Press release dated January 30, 2008